Exhibit 99.2

Reconciliation of Reported (GAAP) to Recasted (Non-GAAP) and Recasted to Adjusted as Recasted (Non-GAAP), Segment Results (Unaudited)

	FY 2022
	Collins Aerospace	Pratt & Whitney	Raytheon Intelligence & Space	Raytheon Missiles & Defense	Raytheon	Total Segment	Eliminations & Other	Consolidated RTX
Net Sales - As Reported	$20,597	$20,530	$14,312	$14,863	$—	$70,302	$(3,228)	$67,074
Adjustments to net sales for portfolio realignment:
Segment Realignment(1)	2,455	—	(14,312)	(14,863)	25,176	(1,544)	1,544	—
Net Sales - As Recasted	23,052	20,530	—	—	25,176	68,758	(1,684)	67,074
Adjusted Net Sales - As Recasted	$23,052	$20,530	$—	$—	$25,176	$68,758	$(1,684)	$67,074

	Collins Aerospace	Pratt & Whitney	Raytheon Intelligence & Space	Raytheon Missiles & Defense	Raytheon	Total Segment	Eliminations & other	Corporate expenses & other unallocated items	FAS/CAS operating adjustment	Acquisition accounting adjustments	Consolidated RTX
Operating Profit - As Reported	$2,343	$1,075	$1,342	$1,519	$—	$6,279	$(174)	$(318)	$1,520	$(1,893)	$5,414
Adjustments to operating profit for portfolio realignment:
Segment Realignment(1)	465	—	(1,342)	(1,519)	2,366	(30)	133	18	(121)	—	—
State Tax realignment(2)	8	—	—	—	82	90	—	—	—	—	90
Operating Profit - As Recasted	2,816	1,075	—	—	2,448	6,339	(41)	(300)	1,399	(1,893)	5,504
Additional adjustments to operating profit:
Restructuring costs	(21)	(20)	—	—	(8)	(49)	—	(66)	—	—	(115)
Impairment charges and reserve adjustments related to Russia sanctions	(141)	(155)	—	—	—	(296)	6	—	—	—	(290)
Charges associated with disposition of businesses	(69)	—	—	—	—	(69)	—	—	—	—	(69)
Charge associated with divestiture of a non-core business	—	—	—	—	(42)	(42)	—	—	—	—	(42)
Acquisition accounting adjustments	—	—	—	—	—	—	—	—	—	(1,893)	(1,893)
Adjusted Operating Profit - As Recasted	$3,047	$1,250	$—	$—	$2,498	$6,795	$(47)	$(234)	$1,399	$—	$7,913

(1) In connection with the previously announced business segment realignment, beginning July 1, 2023 we intend to streamline the structure of our core businesses into three principal business segments: Collins Aerospace, Pratt & Whitney, and Raytheon. The segment realignment adjustments reclassify the prior period results to reflect the new business segment structure. The Company did not operate under the realigned segment structure for any of these prior periods.
(2) In conjunction with the segment realignment, the Company intends to revise its accounting policy with respect to the financial statement presentation of state income taxes allocable to U.S. government contracts related to our RIS and RMD segments. Under current accounting policy, these state income taxes are classified as Selling, general and administrative expenses. Effective with the segment change noted above, state income tax amounts previously reported within Selling, general and administrative expenses will be presented within Income tax expense. The adjustment reclassifies prior period results to reflect this change and is not considered material to the prior period results.

Reconciliation of Reported (GAAP) to Recasted (Non-GAAP) and Recasted to Adjusted as Recasted (Non-GAAP), Segment Results (Unaudited)

	FY 2021
	Collins Aerospace	Pratt & Whitney	Raytheon Intelligence & Space	Raytheon Missiles & Defense	Raytheon	Total Segment	Eliminations & Other	Consolidated RTX
Net Sales - As Reported	$18,449	$18,150	$15,180	$15,539	$—	$67,318	$(2,930)	$64,388
Adjustments to net sales for portfolio realignment:
Segment Realignment(1)	2,703	—	(15,180)	(15,539)	26,611	(1,405)	1,405	—
Net Sales - As Recasted	21,152	18,150	—	—	26,611	65,913	(1,525)	64,388
Adjusted Net Sales - As Recasted	$21,152	$18,150	$—	$—	$26,611	$65,913	$(1,525)	$64,388

	Collins Aerospace	Pratt & Whitney	Raytheon Intelligence & Space	Raytheon Missiles & Defense	Raytheon	Total Segment	Eliminations & other	Corporate expenses & other unallocated items	FAS/CAS operating adjustment	Acquisition accounting adjustments	Consolidated RTX
Operating Profit - As Reported	$1,759	$454	$1,833	$2,004	$—	$6,050	$(133)	$(552)	$1,796	$(2,203)	$4,958
Adjustments to operating profit for portfolio realignment:
Segment Realignment(1)	604	—	(1,833)	(2,004)	3,238	5	122	15	(142)	—	—
State Tax realignment(2)	17	—	—	—	161	178	—	—	—	—	178
Operating Profit - As Recasted	2,380	454	—	—	3,399	6,233	(11)	(537)	1,654	(2,203)	5,136
Additional adjustments to operating profit:
Restructuring costs	(40)	(7)	—	—	—	(47)	—	(96)	—	—	(143)
Litigation accrual	—	(26)	—	—	—	(26)	—	(147)	—	—	(173)
Gain on sale of business	—	—	—	—	239	239	—	—	—	—	239
Costs associated with the separation of the commercial businesses	—	—	—	—	—	—	—	(8)	—	—	(8)
Transaction and integration costs associated with the Raytheon merger	—	—	—	—	—	—	—	(17)	—	—	(17)
Acquisition Accounting Adjustments	—	—	—	—	—	—	—	—	—	(2,203)	(2,203)
Adjusted Operating Profit - As Recasted	$2,420	$487	$—	$—	$3,160	$6,067	$(11)	$(269)	$1,654	$—	$7,441

(1) In connection with the previously announced business segment realignment, beginning July 1, 2023 we intend to streamline the structure of our core businesses into three principal business segments: Collins Aerospace, Pratt & Whitney, and Raytheon. The segment realignment adjustments reclassify the prior period results to reflect the new business segment structure. The Company did not operate under the realigned segment structure for any of these prior periods.
(2) In conjunction with the segment realignment, the Company intends to revise its accounting policy with respect to the financial statement presentation of state income taxes allocable to U.S. government contracts related to our RIS and RMD segments. Under current accounting policy, these state income taxes are classified as Selling, general and administrative expenses. Effective with the segment change noted above, state income tax amounts previously reported within Selling, general and administrative expenses will be presented within Income tax expense. The adjustment reclassifies prior period results to reflect this change and is not considered material to the prior period results.

Reconciliation of Reported (GAAP) to Recasted (Non-GAAP) and Recasted to Adjusted as Recasted (Non-GAAP), Segment Results (Unaudited)

	FY 2020
	Collins Aerospace	Pratt & Whitney	Raytheon Intelligence & Space	Raytheon Missiles & Defense	Raytheon	Total Segment	Eliminations & Other	Consolidated RTX
Net Sales - As Reported	$19,288	$16,799	$11,069	$11,396	$—	$58,552	$(1,965)	$56,587
Pro Forma Adjustments(1)	—	—	3,890	3,899	—	7,789	(337)	7,452
Segment Realignment(2)	2,565	—	(14,959)	(15,295)	26,177	(1,512)	1,512	—
Net Sales - ProForma As Recasted	21,853	16,799	—	—	26,177	64,829	(790)	64,039
Additional adjustments to Net Sales - Pro forma:
Favorable impact of a contract termination	—	22	—	—	—	22	—	22
Significant unfavorable contract adjustments	(136)	(447)	—	—	—	(583)	—	(583)
Adjusted Net Sales - Pro Forma As Recasted	$21,989	$17,224	$—	$—	$26,177	$65,390	$(790)	$64,600

	Collins Aerospace	Pratt & Whitney	Raytheon Intelligence & Space	Raytheon Missiles & Defense	Raytheon	Total Segment	Eliminations & other	Corporate expenses & other unallocated items	FAS/CAS operating adjustment	Acquisition accounting adjustments	Consolidated RTX
Operating Profit (Loss) - As Reported	$1,466	$(564)	$1,020	$880	$—	$2,802	$(107)	$(590)	$1,106	$(5,100)	$(1,889)
Pro Forma Adjustments(1)	—	—	419	578	—	997	(57)	64	404	(373)	1,035
Segment Realignment(2)	541	—	(1,439)	(1,458)	2,329	(27)	126	19	(118)	—	—
State Tax realignment(3)	3	—	—	—	30	33	—	—	—	—	33
Operating Profit (Loss) - Pro Forma As Recasted	2,010	(564)	—	—	2,359	3,805	(38)	(507)	1,392	(5,473)	(821)
Additional adjustments to operating profit (loss) - Pro Forma:
Restructuring costs	(360)	(180)	—	—	—	(540)	(20)	(208)	—	—	(768)
Significant unfavorable contract adjustments	(183)	(680)	—	—	—	(863)	—	—	—	—	(863)
Charges related to customer bankruptcies and collectability risk	(125)	(262)	—	—	—	(387)	—	—	—	—	(387)
Foreign government wage subsidies	72	153	—	—	—	225	—	—	—	—	225
Fixed asset impairment	(3)	—	—	—	—	(3)	—	—	—	—	(3)
Gain on sale of business	595	—	—	—	—	595	—	—	—	—	595
Charges related to a commercial financing arrangement	—	(43)	—	—	—	(43)	—	—	—	—	(43)
Favorable impact of a contract termination	—	22	—	—	—	22	—	—	—	—	22
Middle East contract adjustment	—	—	—	—	(502)	(502)	—	—	—	—	(502)
Costs associated with the separation of the commercial businesses	—	—	—	—	—	—	—	(9)	—	—	(9)
Transaction and integration costs associated with the Raytheon Merger	—	—	—	—	—	—	—	(66)	—	—	(66)
Intangible impairment	—	—	—	—	—	—	—	—	—	(57)	(57)
Goodwill impairment	—	—	—	—	—	—	—	—	—	(3,183)	(3,183)
Acquisition accounting adjustments	—	—	—	—	—	—	—	—	—	(2,233)	(2,233)
Adjusted Operating Profit - Pro Forma As Recasted	$2,014	$426	$—	$—	$2,861	$5,301	$(18)	$(224)	$1,392	$—	$6,451

(1) Pro Forma adjustments reflect the addition of the legacy Raytheon Company businesses as of January 1, 2020 prepared in a manner consistent with Article 11 of Regulation S-X.
(2) In connection with the previously announced business segment realignment, beginning July 1, 2023 we intend to streamline the structure of our core businesses into three principal business segments: Collins Aerospace, Pratt & Whitney, and Raytheon. The segment realignment adjustments reclassify the prior period results to reflect the new business segment structure. The Company did not operate under the realigned segment structure for any of these prior periods.
(3) In conjunction with the segment realignment, the Company intends to revise its accounting policy with respect to the financial statement presentation of state income taxes allocable to U.S. government contracts related to our RIS and RMD segments. Under current accounting policy, these state income taxes are classified as Selling, general and administrative expenses. Effective with the segment change noted above, state income tax amounts previously reported within Selling, general and administrative expenses will be presented within Income tax expense. The adjustment reclassifies prior period results to reflect this change and is not considered material to the prior period results.

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